Exhibit 4.1
KINDER MORGAN, INC.
OFFICERS’ CERTIFICATE
PURSUANT TO SECTION 301 OF INDENTURE
Each of the undersigned, Anthony Ashley and David Michels, the Vice President, Investor Relations and Treasurer and the Vice President and Chief Financial Officer, respectively, of Kinder Morgan, Inc., a Delaware corporation (the “Corporation”), does hereby establish the terms of two separate series of senior debt Securities of the Corporation under the Indenture relating to senior debt Securities, dated as of March 1, 2012 (the “Indenture”), between the Corporation and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to resolutions adopted by the Board of Directors of the Corporation, or a committee thereof, on July 22, 2020 and July 27, 2020 and in accordance with Section 301 of the Indenture, as follows:
1.The titles of the Securities shall be “2.000% Senior Notes due 2031” (the “2031 Notes”) and “3.250% Senior Notes due 2050” (the “2050 Notes” and, together with the 2031 Notes, the “Notes”);
2.The aggregate principal amount of the 2031 Notes and the 2050 Notes that initially may be authenticated and delivered under the Indenture shall be limited to a maximum of $750,000,000 and $500,000,000, respectively, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the terms of the Indenture, and except that any additional principal amount of Notes of either series may be issued in the future without the consent of Holders of the Notes of either series so long as such additional principal amount of Notes are authenticated as required by the Indenture;
3.The Notes shall be issued on August 5, 2020; the principal of the 2031 Notes shall be payable on February 15, 2031 and the principal of the 2050 Notes shall be payable on August 1, 2050; and the Notes will not be entitled to the benefit of a sinking fund;
4.The 2031 Notes shall bear interest at the rate of 2.000% per annum and the 2050 Notes shall bear interest at the rate of 3.250% per annum; in each case, which interest shall accrue from August 5, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, which dates shall be February 15 and August 15 of each year for the 2031 Notes and February 1 and August 1 of each year for the 2050 Notes; such interest on the 2031 Notes shall be payable semiannually in arrears on February 15 and August 15 of each year, commencing February 15, 2021, to holders of record at the close of business on the February 1 or August 1, respectively, preceding each such Interest Payment Date; and such interest on the 2050 Notes shall be payable semiannually in arrears on February 1 and August 1 of each year, commencing February 1, 2021, to holders of record at the close of business on the January 15 or July 15, respectively, preceding each such Interest Payment Date;
5.The principal of, and premium, if any, and interest on, the Notes shall be payable at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, New York, New York; provided, however, that at the option of the Corporation, payment of interest may be made from such office in the Borough of Manhattan, New York, New York by check mailed to the address of the person entitled thereto as such address shall appear in the

Exhibit 4.1
Security Register. If at any time there shall be no such office or agency in the Borough of Manhattan, New York, New York, where the Notes may be presented or surrendered for payment, the Corporation shall forthwith designate and maintain such an office or agency in the Borough of Manhattan, New York, New York, in order that the Notes shall at all times be payable in the Borough of Manhattan, New York, New York. The Corporation hereby initially designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, New York, New York, as one such office or agency;

6.U.S. Bank National Association is appointed as the Trustee for the Notes, and U.S. Bank National Association, and any other banking institution hereafter selected by the officers of the Corporation, are appointed agents of the Corporation (a) where the Notes may be presented for registration of transfer or exchange, (b) where notices and demands to or upon the Corporation in respect of the Notes or the Indenture may be made or served and (c) where the Notes may be presented for payment of principal and interest;
7.At any time prior to November 15, 2030 in the case of the 2031 Notes and February 1, 2050 in the case of the 2050 Notes (in each case, the “Early Call Date”), the Notes of the applicable series will be redeemable, at the Corporation’s option, at any time in whole or from time to time in part, at a redemption price, as determined by the Corporation, equal to (a) the greater of: (1) 100% of the principal amount of the Notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed that would be due if such Notes matured on the applicable Early Call Date but for the redemption (exclusive of any portion of the payments of interest accrued to the date of redemption), discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 25 basis points in the case of the 2031 Notes and 35 basis points in the case of the 2050 Notes, plus (b) accrued and unpaid interest thereon to, but not including, the redemption date.
At any time on or after the applicable Early Call Date, the Notes will be redeemable in whole or in part, at the Corporation’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon, but not including, the redemption date.
“Treasury Yield” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming for this purpose, that the Notes mature on the applicable Early Call Date).
“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest

Exhibit 4.1
and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Corporation appoints to act as the Independent Investment Banker from time to time.
“Reference Treasury Dealer” means each of (1) BofA Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC and their respective successors, unless it ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Corporation will substitute another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by MUFG Securities Americas Inc. and its successors and (3) any other Primary Treasury Dealer the Corporation selects.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
Notice of redemption will be mailed or electronically delivered at least 30 but not more than 60 days before the redemption date to each holder of record of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the amount of the Notes to be redeemed, the redemption date, the manner in which the redemption price will be calculated and the place or places that payment will be made upon presentation and surrender of the Notes to be redeemed. Unless the Corporation defaults in the payment of the redemption price, interest will cease to accrue on any of the Notes that have been called for redemption on the redemption date. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected according to the procedures of The Depository Trust Company, in the case of Notes represented by a global note, or by lot, in the case of Notes that are not represented by a global note.
8.Payment of principal of, and interest on, the Notes shall be without deduction for taxes, assessments or governmental charges paid by Holders of the Notes;
9.The Notes shall be issuable only in registered form without coupons in minimum denominations of U.S. $2,000 and integral multiples of U.S. $1,000 in excess thereof.
10.The Notes are approved in the forms attached hereto as Exhibit A and Exhibit B and shall be issued upon original issuance in whole in the form of one or more book-entry Global Securities, and the Depositary shall be The Depository Trust Company; and
11.The Notes shall be entitled to the benefits of the Indenture, including the covenants and agreements of the Corporation set forth therein, except to the extent expressly otherwise provided herein or in the Notes.
Any initially capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture.

Exhibit 4.1
IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name this 5th day of August, 2020.
/s/ Anthony Ashley
Anthony Ashley
Vice President, Investor Relations and Treasurer

/s/ David Michels
David Michels
Vice President and Chief Financial Officer

[Signature Page to Officers’ Certificate Establishing Terms of the Notes]

Exhibit 4.1
EXHIBIT A
[FORM OF GLOBAL NOTE]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
KINDER MORGAN, INC.

NO. [__]	2.000% NOTE DUE 2031	U.S.$[________]
CUSIP No. [___________]

KINDER MORGAN, INC., a Delaware corporation (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [________] United States Dollars (U.S.$ [________]) on [__________], 20[__], and to pay interest thereon from August 5, 2020, or from the most recent Interest Payment Date to which interest has been paid, semi-annually in arrears on February 15 and August 15 in each year, commencing February 15, 2021 at the rate of 2.000% per annum, until the principal hereof is paid. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally

Exhibit 4.1
payable. A “Business Day” shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close. The interest so payable, and punctually paid, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (regardless of whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture.
The principal of (and premium, if any) and interest on, this Security shall be payable at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, New York, New York; provided, however, that at the option of the Corporation, payment of interest may be made from such office in the Borough of Manhattan, New York, New York by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register. If at any time there shall be no such office or agency in the Borough of Manhattan, New York, New York where this Security may be presented or surrendered for payment, the Corporation shall forthwith designate and maintain such an office or agency in the Borough of Manhattan, New York, New York, in order that this Security shall at all times be payable in the Borough of Manhattan, New York, New York. The Corporation hereby initially designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, New York, New York, as one such office or agency.
Payment of the principal of (and premium, if any) and any such interest on this Security will be made by transfer of immediately available funds to a bank account designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Exhibit A - 2

Exhibit 4.1
IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.
Dated: August 5, 2020
KINDER MORGAN, INC.,
By:     _____________________________________
    Anthony Ashley
    Vice President, Investor Relations and Treasurer

This is one of the Securities designated therein referred to in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
As Trustee
By:     _____________________________________
    Authorized Signatory

Exhibit 4.1
This Security is one of a duly authorized issue of securities of the Corporation (the “Securities”), issued and to be issued in one or more series under an Indenture dated as of March 1, 2012 relating to senior debt Securities (the “Indenture”), between the Corporation and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate pursuant to Section 301 of the Indenture, dated August 5, 2020, relating to the Securities reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof, originally issued in book-entry only form in the aggregate principal amount of $750,000,000. This series of Securities may be reopened for issuances of additional Securities without the consent of Holders.
At any time prior to November 15, 2030 (the “Early Call Date”), the Securities will be redeemable, at the Corporation’s option, at any time in whole or from time to time in part, at a redemption price, as determined by the Corporation, equal to (a) the greater of: (1) 100% of the principal amount of the Securities to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such Securities matured on the Early Call Date but for the redemption (exclusive of any portion of the payments of interest accrued to the date of redemption), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 25 basis points, plus (b) accrued and unpaid interest thereon to, but not including, the redemption date.
At any time on or after the Early Call Date, the Securities will be redeemable in whole or in part, at the Corporation’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Yield” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose, that the Securities mature on the Early Call Date).

Exhibit 4.1
“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Corporation appoints to act as the Independent Investment Banker from time to time.
“Reference Treasury Dealer” means each of (1) BofA Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC and their respective successors, unless it ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Corporation will substitute another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by MUFG Securities Americas Inc. and its successors and (3) any other Primary Treasury Dealer the Corporation selects.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
Notice of redemption will be mailed or electronically delivered at least 30 but not more than 60 days before the redemption date to each holder of record of the Securities to be redeemed at its registered address. The notice of redemption for the Securities will state, among other things, the amount of the Securities to be redeemed, the redemption date, the manner in which the redemption price will be calculated and the place or places that payment will be made upon presentation and surrender of the Securities to be redeemed. Unless the Corporation defaults in the payment of the redemption price, interest will cease to accrue on any of the Securities that have been called for redemption on the redemption date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected according to the procedures of The Depository Trust Company, in the case of Securities represented by a global note, or by lot, in the case of Securities that are not represented by a global note.
In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and any premium and accrued but unpaid interest on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Corporation and the Trustee with the consent of not less than the Holders of a majority in aggregate principal
Exhibit A - 5

Exhibit 4.1
amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 90 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder, alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.
This Security shall be entitled to the benefits of the Indenture, including the covenants and agreements of the Corporation set forth therein, except to the extent expressly otherwise set forth herein.
This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.
The Holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
The Securities of this series are issuable only in registered form without coupons in minimum denominations of U.S. $2,000 and integral multiples of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
Exhibit A - 6

Exhibit 4.1
No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.
Obligations of the Corporation under the Indenture and the Securities thereunder, including this Security, are non-recourse to the Corporation’s Affiliates, and payable only out of cash flow and assets of the Corporation. The Trustee, and each Holder of a Security by its acceptance hereof, will be deemed to have agreed in the Indenture that (1) none of the Corporation’s Affiliates, nor their respective assets, shall be liable for any of the obligations of the Corporation under the Indenture or such Securities, including this Security, and (2) no director, officer, employee, agent or shareholder, as such, of the Corporation, the Trustee or any of their respective Affiliates shall have any personal liability in respect of the obligations of the Corporation under the Indenture or such Securities by reason of his, her or its status.
The Indenture contains provisions that relieve the Corporation from the obligation to comply with certain restrictive covenants in the Indenture and for satisfaction and discharge at any time of the entire indebtedness upon compliance by the Corporation with certain conditions set forth in the Indenture.
This Security shall be governed by and construed in accordance with the laws of the State of New York.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit A - 7

Exhibit 4.1
EXHIBIT B
[FORM OF GLOBAL NOTE]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
KINDER MORGAN, INC.

NO. [__]	3.250% NOTE DUE 2050	U.S.$[________]
CUSIP No. [___________]

KINDER MORGAN, INC., a Delaware corporation (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [________] United States Dollars (U.S.$ [________]) on [__________], 20[__], and to pay interest thereon from August 5, 2020, or from the most recent Interest Payment Date to which interest has been paid, semi-annually in arrears on February 1 and August 1 in each year, commencing February 1, 2021 at the rate of 3.250% per annum, until the principal hereof is paid. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally

Exhibit 4.1
payable. A “Business Day” shall mean, when used with respect to any Place of Payment, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law, executive order or regulation to close. The interest so payable, and punctually paid, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (regardless of whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in such Indenture.
The principal of (and premium, if any) and interest on, this Security shall be payable at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, New York, New York; provided, however, that at the option of the Corporation, payment of interest may be made from such office in the Borough of Manhattan, New York, New York by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register. If at any time there shall be no such office or agency in the Borough of Manhattan, New York, New York where this Security may be presented or surrendered for payment, the Corporation shall forthwith designate and maintain such an office or agency in the Borough of Manhattan, New York, New York, in order that this Security shall at all times be payable in the Borough of Manhattan, New York, New York. The Corporation hereby initially designates the Corporate Trust Office of the Trustee in the Borough of Manhattan, New York, New York, as one such office or agency.
Payment of the principal of (and premium, if any) and any such interest on this Security will be made by transfer of immediately available funds to a bank account designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit B - 2

Exhibit 4.1
IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.
Dated: August 5, 2020
KINDER MORGAN, INC.,
By:     _____________________________________
    Anthony Ashley
    Vice President, Investor Relations and Treasurer

This is one of the Securities designated therein referred to in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
As Trustee

By:     _____________________________________
    Authorized Signatory

Exhibit 4.1
This Security is one of a duly authorized issue of securities of the Corporation (the “Securities”), issued and to be issued in one or more series under an Indenture dated as of March 1, 2012 relating to senior debt Securities (the “Indenture”), between the Corporation and U.S. Bank National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate pursuant to Section 301 of the Indenture, dated August 5, 2020, relating to the Securities reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof, originally issued in book-entry only form in the aggregate principal amount of $500,000,000. This series of Securities may be reopened for issuances of additional Securities without the consent of Holders.
At any time prior to February 1, 2050 (the “Early Call Date”), the Securities will be redeemable, at the Corporation’s option, at any time in whole or from time to time in part, at a redemption price, as determined by the Corporation, equal to (a) the greater of: (1) 100% of the principal amount of the Securities to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed that would be due if such Securities matured on the Early Call Date but for the redemption (exclusive of any portion of the payments of interest accrued to the date of redemption), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 35 basis points, plus (b) accrued and unpaid interest thereon to, but not including, the redemption date.
At any time on or after the Early Call Date, the Securities will be redeemable in whole or in part, at the Corporation’s option, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but not including, the redemption date.
“Treasury Yield” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose, that the Securities mature on the Early Call Date).

Exhibit 4.1
“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Corporation appoints to act as the Independent Investment Banker from time to time.
“Reference Treasury Dealer” means each of (1) BofA Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC and their respective successors, unless it ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Corporation will substitute another Primary Treasury Dealer, (2) a Primary Treasury Dealer selected by MUFG Securities Americas Inc. and its successors and (3) any other Primary Treasury Dealer the Corporation selects.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
Notice of redemption will be mailed or electronically delivered at least 30 but not more than 60 days before the redemption date to each holder of record of the Securities to be redeemed at its registered address. The notice of redemption for the Securities will state, among other things, the amount of the Securities to be redeemed, the redemption date, the manner in which the redemption price will be calculated and the place or places that payment will be made upon presentation and surrender of the Securities to be redeemed. Unless the Corporation defaults in the payment of the redemption price, interest will cease to accrue on any of the Securities that have been called for redemption on the redemption date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected according to the procedures of The Depository Trust Company, in the case of Securities represented by a global note, or by lot, in the case of Securities that are not represented by a global note.
In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, and any premium and accrued but unpaid interest on, the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Corporation
Exhibit B - 5

Exhibit 4.1
and the Trustee with the consent of not less than the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 90 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder, alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.
This Security shall be entitled to the benefits of the Indenture, including the covenants and agreements of the Corporation set forth therein, except to the extent expressly otherwise set forth herein.
This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture.
The Holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
The Securities of this series are issuable only in registered form without coupons in minimum denominations of U.S. $2,000 and integral multiples of U.S. $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this
Exhibit B - 6

Exhibit 4.1
series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.
Obligations of the Corporation under the Indenture and the Securities thereunder, including this Security, are non-recourse to the Corporation’s Affiliates, and payable only out of cash flow and assets of the Corporation. The Trustee, and each Holder of a Security by its acceptance hereof, will be deemed to have agreed in the Indenture that (1) none of the Corporation’s Affiliates, nor their respective assets, shall be liable for any of the obligations of the Corporation under the Indenture or such Securities, including this Security, and (2) no director, officer, employee, agent or shareholder, as such, of the Corporation, the Trustee or any of their respective Affiliates shall have any personal liability in respect of the obligations of the Corporation under the Indenture or such Securities by reason of his, her or its status.
The Indenture contains provisions that relieve the Corporation from the obligation to comply with certain restrictive covenants in the Indenture and for satisfaction and discharge at any time of the entire indebtedness upon compliance by the Corporation with certain conditions set forth in the Indenture.
This Security shall be governed by and construed in accordance with the laws of the State of New York.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
Exhibit B - 7